MANAGEMENT PLANS AND LIQUIDITY	12 Months Ended
Dec. 31, 2016
MANAGEMENT PLANS AND LIQUIDITY [Abstract]
MANAGEMENT PLANS AND LIQUIDITY
NOTE 2 – MANAGEMENT PLANS AND LIQUIDITY

The Company has reported net operating losses during the year ended December 31, 2016 and for the past five years. As a result, the Company funded its operations in 2016 and the merger with Brushy Resources, Inc. through additional debt and equity financing. On September 29, 2016, the Company entered into a new Credit and Guaranty Agreement (the “Credit Agreement”) that provides for a three-year, senior, secured term loan with initial aggregate principal commitments of $31 million and a maximum facility size of $50 million. The term loan was funded in two draws, with $25 million collected as of September 30, 2016 and the additional $6 million collected as of November 11, 2016.

As of December 31, 2016, the Company had a working capital balance and a cash balance of approximately $5.7 million and $11.7 million, respectively. As of March 1, 2017, the Company’s cash balance was approximately $9.0 million, which included a drawdown of additional principal under its Credit Agreement on February 7, 2017 of $7.1 million and excluded net proceeds of the equity offering completed on March 1, 2017, or approximately $18.6 million. The Company believes that it will have sufficient capital to operate over the next 12 months from the date of the filing of this annual report. However, it is possible that the Company will seek to raise additional debt, equity capital, or both depending on the pace of its drilling and leasing activity.